SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                          _________________________



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): October 3, 1994


Vanguard Real Estate Fund I, A Sales-Commission-Free Income Properties Fund (Exact name of the registrant as specified in its charter)


Massachusetts                 0-16785        23-6861048
(State of other jurisdiction  (Commission    (IRS Employer
of incorporation)             File Number)   Identification No.)


Vanguard Financial Center, Malvern,          19355
(Address of principal executive offices)     (Zip Code)


Registrant s telephone number, including area code (610) 669-1000

INDEX


Cover Page . . . . . . . . . . . . . . . . . . . . . . -

Index. . . . . . . . . . . . . . . . . . . . . . . . . 1

Item
No.

Item 1. Change in Control of Registrant  . . . . . . . 2
Item 2. Acquisition or Disposition of Assets . . . . . 2
Item 3. Bankruptcy or Receivership . . . . . . . . . . 2
Item 4. Changes in Registrant's Certifying Accountant. 2
Item 5. Other Events . . . . . . . . . . . . . . . . . 2
Item 6. Resignation of Registrant's Directors. . . . . 2
Item 7. Financial Statements and Exhibits

       Pro Forma Statement of Operations, year ended
        December 31, 1993 . . . . . . . . . . . . . . .3
       Notes to Pro Forma Statement of Operations, year
        ended December 31, 1993 . . . . . . . . . . . .4
       Pro Forma Statement of Operations, six-months ended
        June 30, 1994 . . . . . . . . . . . . . . . . .5
       Notes to Pro Forma Statement of Operations, six-months
        ended June 30, 1994 . . . . . . . . . . . . . .6
       Pro Forma Balance Sheet at June 30, 1994 . . . .7
        Notes to pro forma Balance Sheet at June 30,
        1994. . . . . . . . . . . . . . . . . . . . . .8

Item 8. Change in Fiscal Year . . . . . . . . . . . . .2


Signatures . . . . . . . . . . . . . . . . . . . . . . 9

Item 1.   Change in Control of Registrant

       None

Item 2.   Acquisition or Disposition of Assets

       On October 3, 1994, Vanguard Real Estate Fund I (the Fund ) sold the Seattle Industrial Portfolio ("Seattle") for $31,850,000 to Spieker Properties, Inc. Seattle was purchased in January 1988 for $21,800,000. In accordance with the terms of the advisory agreement between the Fund and Aldrich, Eastman and Waltch ("AEW"), in 1988 the Fund paid an acquisition fee of $436,000, representing 2% of the purchase price, and in the fourth quarter of 1994 will pay a disposition fee of approximately $614,000, representing 2% of the net proceeds, in connection with the sale of the Seattle Portfolio. The Fund also, at closing, paid a sales incentive fee of $520,000 to Seattle's property manager. The Seattle property manager is a wholly-owned subsidiary of the purchaser. The Fund expects to recognize a gain of approximately $9,250,000 in the fourth quarter of 1994 on the sale of Seattle.


Item 3.   Bankruptcy or Receivership

       None


Item 4.   Changes in Registrant's Certifying Accountant

       None


Item 5.   Other Events

       None

Item 6.   Resignation of Registrant's Directors

       None

Item 7.   Financial Statements and Exhibits

       Unaudited pro forma statements of operations for the year ended December 31, 1993 and for the six-months ended June 30, 1994, respectively, and an unaudited pro forma balance sheet at June 30, 1994, are filed as part of this report.

Item 8.   Change in Fiscal Year

       None

The following unaudited pro forma statement of operations presents the results of operations of Vanguard Real Estate Fund I ("VREF I") for the year ended December 31, 1993, as if the October 3, 1994 disposition of the Seattle Industrials Portfolio ("Seattle"), the August 17, 1994 disposition of the Arden Hills building ("Arden Hills") and the 1993 dispositions of Carmel Office
Park ("Carmel") and VREF I's Citadel II investment ("Citadel II") each occurred on January 1, 1993. Such pro forma information is based upon (i) the pro forma results of operations of VREF I for the year ended December 31, 1993, giving effect to the dispositions of Arden Hills, Carmel and Citadel II as if such dispositions had occurred on January 1, 1993, as previously reported in VREF I's current report on Form 8-K dated August 17, 1994 and (ii) the historical results of operations for Seattle for the year ended December
31, 1993, giving effect to the pro forma adjustments relating only to those items which will have a continuing impact on the Fund's Statement of Operations described below. This statement does not purport to be indicative of results of operations that actually would have resulted if VREF I had disposed of Seattle, Arden Hills, Carmel, and Citadel II on January 1, 1993. This statement should be read in conjunction with the financial statements of VREF I included in its 1993 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the pro forma financial statements included in VREF I's Current Report on Form 8-K dated August 17, 1994.

                     VANGUARD REAL ESTATE FUND I,
            A SALES-COMMISSION-FREE INCOME PROPERTIES FUND
                  PRO FORMA STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 1993  (5)
                             (Unaudited)

                              Pro Forma Results as
                              Previously Reported  Pro Forma
                              in Form 8-K dated    Adjustments  Pro Forma
                              August 17, 1994      Seattle      Results
                              (000)                (000)        (000)
REAL ESTATE INCOME
Rental Income                     $5,336           $(3,722)(1)   1,614
Mortgage Interest Income           1,279               -         1,279
Net Income from In-Substance
     Foreclosed Assets             1,584               -         1,584
                                  ------            -------      -----
                                   8,199            (3,722)      4,477
REAL ESTATE EXPENSES
Mortgage Interest Expense            252               -           252
Real Estate Taxes                    419              (240)(1)     179
Property Operating Expenses          568              (310)(1)     258
Depreciation and Amortization        911              (472)(1)     439
Provision for Possible Losses      2,500               -         2,500
                                  ------            -------      -----
                                   4,650            (1,022)      3,628

INCOME FROM REAL ESTATE            3,549            (2,700)        849

INVESTMENT INCOME FROM
SHORT-TERM INVESTMENTS               198                -  (2)     198
                                   -----            -------      -----
                                   3,747            (2,700)      1,047
ADMINISTRATIVE EXPENSES
Investment Advisory Fee              326              (135)(3)     191
Administrative Fee                   278              (122)(4)     156
Other Administrative Expenses        357                -          357
                                   -----           --------      -----
                                     961              (257)        704

NET INCOME                        $2,786           $(2,443)       $343

Weighted Average Shares
 Outstanding                   11,039,590                   11,039,590

Net Income per Share               $0.25                         $0.03

The accompanying notes are an integral part of this statement.

                  NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1993

(1) To record decreases in rental income, real estate taxes, property operating expenses, and depreciation and amortization based on the historical operating results of Seattle included in VREF I's historical results of operations for the year ended December 31, 1993.

(2) The Fund currently anticipates that the net proceeds of the Seattle transaction will be paid out with its year-end 1994 distribution to shareholders. For purposes of pro forma presentation of the Fund s operating results for the year ended December 31, 1993, Fund management has assumed that the net proceeds made available from the Seattle transaction was immediately distributed to shareholders on January 1, 1993, and, accordingly, no investment earnings have been imputed on the Seattle net proceeds.

(3) To record a decrease in the investment advisory fee based upon the decrease in real estate assets held by the Fund.

(4) To record a decrease in the administrative fee based upon the decrease in assets held by the Fund.

(5) The estimated $9,250,000 gain on the sale of Seattle has not been included in the pro forma statement of operations for the year ended December 31, 1993 since such gain is a nonrecurring gain after income from continuing operations.

     Pursuant to the Fund's prospectus, the Fund may not reinvest the net proceeds received from sales in additional real estate investments after December 31, 1993. If cash available for investment , giving effect to Seattle, Arden Hills and Carmel as if they had been disposed of on January 1, 1993, was assumed to have been invested in short-term money market instruments (it is, in the opinion of the Fund's management, impracticable to assume that a suitable real estate investment consistent with the Fund's investment objectives would have been identified for the investment of such available cash) and not assumed to have been distributed on January 1, 1993, the Fund would have earned approximately $1,471,000 in short-term investment income, using an average interest rate of 3.0%, on a pro forma basis for the year ended December 31, 1993, resulting in investment income from short-term investments of $1,669,000.

The following unaudited pro forma statement of operations presents the results of operations of Vanguard Real Estate Fund I ("VREF I") for the six months ended June 30, 1994, as if the October 3, 1994 disposition of the Seattle Industrials Portfolio ("Seattle"), the August 17, 1994 disposition of the Arden Hills building ("Arden Hills") and the 1993 dispositions of Carmel Office Park ("Carmel") and VREF I's Citadel II investment ("Citadel") each occurred on January 1, 1993. Such pro forma information is based upon (i) the pro forma results of operations of VREF I for the six months ended June 30, 1994, giving effect to the dispositions of Arden Hills, Carmel and Citadel II as if such dispositions had occurred on January 1, 1993, as previously reported in VREF I's current report on Form 8-K dated August 17, 1994 and (ii) the historical results of operations for Seattle for the year ended December 31, 1993, giving effect to the pro forma adjustments relating only to those items which will have a continuing impact on the Fund's Statement of Operations described below.
This statement does not purport to be indicative of results of operations that actually would have resulted if VREF I had disposed of Seattle, Arden Hills, Carmel, and Citadel II on January 1, 1993. This statement should be read in conjunction with the financial statements of VREF I included in its 1993 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and the pro forma financial statements included in VREF I's Current Report on Form 8-K dated August 17, 1994.


                          VANGUARD REAL ESTATE FUND I,
                A SALES-COMMISSION-FREE INCOME PROPERTIES FUND
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE SIX-MONTHS ENDED JUNE 30, 1994  (5)
                                  (Unaudited)

                              Pro Forma Results as
                              Previously Reported    Pro Forma
                              in Form 8-K dated      Adjustments Pro Forma
                              August 17, 1994        Seattle     Results
                              (000)                  (000)        (000)
REAL ESTATE INCOME
Rental Income                      $3,165            $(1,874)(1) $1,291
Mortgage Interest Income              521                -          521
Net Income from In-Substance
     Foreclosed Assets                341                -          341
                                   ------            --------      -----
                                    4,027             (1,874)     2,153
REAL ESTATE EXPENSES
Mortgage Interest Expense             123                -          123
Real Estate Taxes                     261               (125)(1)    136
Property Operating Expenses           470               (149)(1)    321
Depreciation and Amortization         517               (239)(1)    278
Provision for Possible
 Losses/(Charge Offs)                (290)            -            (290)
                                   ------            --------       -----
                                    1,081               (513)       568
INCOME FROM REAL ESTATE             2,946             (1,361)     1,585
INVESTMENT INCOME FROM
   SHORT-TERM INVESTMENTS             157                -   (2)    157
                                   ------            --------      ------
                                    3,103             (1,361)     1,742
ADMINISTRATIVE EXPENSES
Investment Advisory Fee               159                (68)(3)     91
Administrative Fee                    137                (61)(4)     76
Other Administrative Expenses         163                -          163
                                   ------            --------       -----
                                      459               (129)       330

NET INCOME                         $2,644            $(1,232)    $1,412
                                   ======            ========    ======
Weighted Average Shares
 Outstanding                   11,019,978                      11,019,978
                                =========                      ==========

Net Income per Share               $0.24                            $0.13

The accompanying notes are an integral part of this statement.

                NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE SIX-MONTHS ENDED JUNE 30, 1994


(1) To record decreases in rental income, real estate taxes, property operating expenses, and depreciation and amortization based on the historical operating results of Seattle included in VREF I's historical results of operations for the six-months ended June 30, 1994.

(2) The Fund currently anticipates that the net proceeds of the Seattle transaction will be paid out with its year-end 1994 distribution to shareholders. For purposes of pro forma presentation of the Fund's operating results for the six-months ended June 30, 1994, Fund management has assumed that the net proceeds made available from this transaction were immediately distributed to shareholders on January 1, 1993, and, accordingly, no investment earnings have been imputed on the Seattle net proceeds.

(3) To record a decrease in the investment advisory fee based upon the decrease in real estate assets held by the Fund.

(4) To record a decrease in the administrative fee based upon a decrease in assets, resulting from the assumed January 1, 1993 distribution to shareholders of the net proceeds of the Seattle transaction, held by the Fund.

(5) Pursuant to the Fund s prospectus, the Fund may not reinvest the net proceeds received from sales in additional real estate investments after December 31, 1993. If cash available for investment, giving effect to Seattle and Arden Hills as if they had been disposed of on January 1, 1993, were assumed to have been invested in short-term money market instruments for the first six months of 1994, and not assumed to have been distributed on January 1, 1993, the Fund would have earned approximately $534,000 in short-term investment income, using an average interest rate of 3.0%, on a pro forma basis for the six-months ended June 30, 1994, resulting in investment income from short-term investments of $691,000.

The following unaudited pro forma balance sheet presents the financial position of Vanguard Real Estate Fund I ("VREF I") as of June 30, 1994 as if the disposition of the Seattle Industrial Portfolio ("Seattle") and the August 17, 1994 disposition of VREF I's Arden Hills building had occurred as of June 30, 1994. Such pro forma information is based upon (i) the pro forma balance sheet of VREF I as of June 30, 1994, giving effect to the sale of Arden Hills as if such sale had occurred on June 30, 1994, as previously reported in VREF I's current report on Form 8-K dated August 17, 1994 and (ii) the historical balance sheet data of Seattle as of that date, giving effect to the pro forma adjustments described below. This pro forma financial information should be read in conjunction with the financial statements of VREF I included in its 1993 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the pro forma financial information included in VREF I's Current Report on Form 8-K dated August 17, 1994.

                       VANGUARD REAL ESTATE FUND I,
              A SALES-COMMISSION-FREE INCOME PROPERTIES FUND
                         PRO FORMA BALANCE SHEET
                              JUNE 30, 1994
                               (Unaudited)

                              Pro Forma Balance
                              Sheet as Previously
                              Reported in Form       Pro Forma
                              8-K dated              Adjustments Pro Forma
                              August 17, 1994        Seattle     Results
                              (000)                  (000)        (000)
ASSETS
Investments in Real Estate:
   Direct Ownership Investments:
      Land                         $14,896           $ (8,250)(1) $6,646
      Building and Improvements     36,201            (14,844)(1) 21,357
                                   -------           ---------    ------
                                    51,097            (23,094)    28,003
      Less - Accumulated Depre-
         ciation                     4,197             (2,439)(1)  1,758
                                   -------           --------     ------
                                    46,900            (20,655)    26,245
   Mortgage Loans Receivable        10,646               -        10,646
                                   -------           --------     ------
     Net Investment Portfolio       57,546            (20,655)    36,891
Short - Term Investments:
   Marketable Securities - REMICs    2,202               -         2,202
   Vanguard Money Market Reserves
   - Prime Portfolio                 7,416             30,664 (2) 38,080
   Temporary Cash Investments        7,496               -         7,496
Other Assets                         1,181               (284)(1)    897
                                   -------            -------     ------
TOTAL ASSETS                       $75,841           $  9,725    $85,566
                                   =======           ========    =======
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage Loan                      $ 2,431               -        $2,431
Due to Affiliates                      272                614 (3)    886
Dividends Payable                    1,653               -         1,653
Other Liabilities                      423               (135)(1)    288
                                   -------            -------     ------
TOTAL LIABILITIES                    4,779                479      5,258
Shares of Beneficial Interest,
 without par value,
   unlimited shares authorized      80,608            -           80,608
Accumulated Distributions in
 Excess of Net Income               (9,546)             9,246(4)    (300)
                                   -------            -------     ------
TOTAL SHAREHOLDERS' EQUITY          71,062              9,246     80,308
                                   -------            -------     ------
TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY          $75,841           $  9,725    $85,566
                                   =======           ========    =======

The accompanying notes are an integral part of this statement.

            NOTES TO JUNE 30, 1994 PRO FORMA BALANCE SHEET


(1)To record the reduction in land, building and improvements, accumulated depreciation, other assets and other liabilities based on the historical financial position of Seattle included in VREF I's historical balance sheet at June 30, 1994.

(2)To record the increase in short-term investments resulting from the investment of the estimated net proceeds, prior to the 2% disposition fee due the Fund's Adviser, of the Seattle disposition. The Fund currently anticipates that the net proceeds of the Seattle transaction will be paid out with its year-end 1994 distribution to shareholders.

(3)  To record the 2% disposition fee due the Fund's Adviser.

(4)  To record the estimated gain on the disposition of Seattle.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                       VANGUARD REAL ESTATE FUND I
              A SALES-COMMISSION-FREE INCOME PROPERTIES FUND


DATE:  ______________         BY:  _______________________________
                                   Ralph K. Packard
                                   Vice President & Controller